EXHIBIT 99.2


DYNAMICWEB ENTERPRISES, INC. AND SUBSIDIARIES


Unaudited Pro Forma Condensed Financial Statements

     On May 1, 1998, DynamicWeb Enterprises, Inc. and subsidiaries (the "Company") completed a stock-for-stock exchange transaction with Design Crafting, Inc. ("Design") which will be accounted for as a purchase in accordance with Accounting Principle Board No. 16. The transaction was previously presented on the basis of a pooling of interests. The following unaudited pro forma condensed consolidated statement of operations for the year ended September 30, 1997 and the unaudited pro forma consolidated balance sheet as of September 30, 1997 are adjusted to give effect to the combination with Design by the issuance by the Company of 92,500 of its common shares in exchange for 100% of the Design shares as if such transaction had occurred on October 1, 1996 for the purposes of presenting pro forma statement of operations data and as of September 30, 1997, for presenting the pro forma balance sheet data.

     The unaudited condensed pro forma consolidated balance sheet and statement of operations should be read in conjunction with the notes thereto and the audited financial statements of the Company and Design and the notes thereto. The pro forma information is not necessarily indicative of what the financial position and results of operations would have been had the transactions occurred earlier, nor do they purport to represent the future financial position or results of operations of DynamicWeb Enterprises, Inc. and subsidiaries.


Unaudited Pro Forma Condensed Financial Statement Adjustments

[1]       To record the preliminary allocation of the purchase of
     Design Inc. valued at $474,063. The pro forma information includes the issuance of 92,500 shares of the Company's common stock on May 1, 1998. It does not reflect any contingently issuable shares, up to 10,000, that may be issued in the event that the Company collects certain amounts from the realization of certain assets reported on the Design Crafting, Inc. balance sheet as of May 1, 1998.

[2]       To record amortization of excess of cost over net
     assets of acquired business over ten years.

[3]       The pro forma weighted average number of shares
     outstanding is as follows:

          (a) Includes 654,597 shares of the Company's common stock subsequently contributed by certain of the Company's shareholders in exchange for 125,000 warrants.
  <PAGE 1>
          (b) 92,500 shares issued in connection with the purchase transaction as if they were outstanding for the entire period presented.

DynamicWeb Enterprises, Inc. and Subsidiaries
Pro Forma Consolidated Balance Sheet Data
Unaudited

                                                             Historical
                                                --------------------------------------

                                                    DynamicWeb
                                                 Enterprises, Inc.       Design
                                                 and Subsidiaries     Crafting, Inc.       As Revised       As Revised
                                                      as of               as of             Pro Forma       Pro Forma
                                                September 30, 1997   September 30, 1997    Adjustments     Consolidated
                                                ------------------   ------------------    -----------     ------------
                                                                                                           (Unaudited)
ASSETS
Current assets:
  Cash and cash equivalents                        $  188,270           $  5,015                           $  193,285
  Accounts receivable, less allowance for
    doubtful accounts                                 100,425             56,812                              157,237
  Prepaid and other current assets                     20,738                468                               21,206
                                                   ----------           --------                           ----------
      Total current assets                            309,433             62,295                              371,728
Property and equipment                                284,512              4,602                              289,114
Excess of cost over net assets of acquired
  business                                                                                 $445,438           445,438
Patents and trademarks, less accumulated
  amortization                                         21,808                                                  21,808
Customer list, less accumulated amortization           83,333                                                  83,333
Deferred registration costs                           128,169                                                 128,169
Other assets and fees                                  60,461                                                  60,461
                                                   ----------           --------           --------        ----------
                                                   $  887,716           $ 66,897           $445,438        $1,400,051
                                                   ==========           ========           ========        ==========

LIABILITIES
Current liabilities:
  Accounts payable                                 $  182,340                                              $  182,340
  Accrued expenses                                    165,941           $ 30,597                              196,538
  Current maturities of long-term debt                  7,925                                                   7,925
  Loan payable - banks                                 24,049                                                  24,049
  Loans from stockholders                             117,163                                                 117,163
  Deferred revenue                                     15,065                                                  15,065
  Subordinated notes payable                          840,873                                                 840,873
  Taxes payable - current                                                  1,480                                1,480
  Taxes payable - deferred                                                 6,195                                6,195
                                                   ----------           --------                           ----------
      Total current liabilities                     1,353,356             38,272                            1,391,628

Long-term debt, less current maturities               185,811                                                 185,811
                                                   ----------           --------                           ----------
                                                    1,539,167             38,272                            1,577,439
                                                   ----------           --------                           ----------
CAPITAL DEFICIENCY
                                                                                           $ (1,000)(1)
Common stock                                              214              1,000                  9 (1)           223
Additional paid-in capital                          3,530,324                               474,054 (1)     4,004,378
Unearned portion of compensatory stock options       (204,000)                                               (204,000)
Accumulated deficit                                (3,577,989)            27,625            (27,625)(1)    (3,577,989)
                                                   ----------           --------           --------        ----------
                                                     (251,451)            28,625            445,438           222,612
Less treasury stock                                  (400,000)                                               (400,000)
                                                   ----------           --------           --------        ----------
      Total capital deficiency                       (651,451)            28,625            445,438          (177,388)
                                                   ----------           --------           --------        ----------
                                                   $  887,716           $ 66,897           $445,438        $1,400,051
                                                   ==========           ========           ========        ==========

DynamicWeb Enterprises, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Operations Data
Unaudited

                                                             Historical
                                                ---------------------------------------
                                                    DynamicWeb
                                                 Enterprises, Inc.       Design
                                                 and Subsidiaries     Crafting, Inc.       As Revised       As Revised
                                                for the year ended    for the year ended   Pro Forma       Pro Forma
                                                September 30, 1997    September 30, 1997   Adjustments     Consolidated

                                                                                                           (Unaudited)
Net sales:
  System sales                                     $  116,106                                              $  116,106
  Services                                            521,071           $462,541                              983,612
                                                   ----------           --------                           ----------

                                                      637,177            462,541                            1,099,718
                                                   ----------           --------                           ----------

Cost of sales:
  System sales                                         40,323                                                  40,323
  Services                                            213,180            384,244                              597,424
                                                   ----------           --------                           ----------

                                                      253,503            384,244                              637,747
                                                   ----------           --------                           ----------

Gross profit                                          383,674             78,297                              461,971
                                                   ----------           --------                           ----------

Expenses:
  Selling, general and administrative               1,854,686             65,772          $ 44,543 (2)      1,965,001
  Research and development                            234,808                                                 234,808
                                                   ----------           --------          --------         ----------

                                                    2,089,494             65,772            44,543          2,199,809
                                                   ----------           --------          --------         ----------

Operating income (loss)                            (1,705,820)            12,525           (44,543)        (1,737,838)
Purchased research and development                   (713,710)                                               (713,710)
Interest expense                                     (770,041)                                               (770,041)
Interest income                                         5,068                                                   5,068
                                                   ----------           --------          --------         ----------

Income (loss) before income taxes                  (3,184,503)            12,525           (44,543)        (3,216,521)
Income tax (expense) benefit                           21,700             (3,250)                              18,450
                                                   ----------           --------          --------         ----------

Net income (loss)                                 $(3,162,803)          $  9,275          $(44,543)       $(3,198,071)
                                                  ===========           ========          ========        ===========

Pro forma net loss per pro forma weighted
  average number of shares outstanding                                                                         $(2.16)
                                                                                                               ======
Pro forma weighted average number of shares
  outstanding                                       1,386,383 (3)(a)                        92,500 (3)(b)   1,478,883
                                                   ==========                             ========        ===========

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